COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Nov-03	Dec-03	Jan-04	Feb-04	Mar-04	Apr-04	May-04
LOAN PRODUCTION
Number of Working Days in the Period	19	22	20	19	23	22	20
Average Daily Loan Applications	$1,479	$1,339	$1,776	$1,968	$2,455	$2,041	$1,945
Mortgage Loan Pipeline (loans-in-process)	$38,841	$32,969	$38,354	$43,760	$57,422	$54,836	$49,675
Loan Fundings:
Consumer Markets Division	$6,954	$7,670	$6,211	$7,326	$9,522	$11,115	$9,815
Wholesale Lending Division	4,725	4,902	3,844	4,801	6,993	7,727	6,208
Correspondent Lending Division	8,598	9,390	8,240	8,518	12,029	14,362	11,986

Total Mortgage Banking	20,277	21,962	18,295	20,645	28,544	33,204	28,009
Capital Markets	829	1,489	1,013	1,046	1,265	494	1,875
Treasury Bank (1)	1,100	1,698	1,312	1,582	2,502	2,147	1,931

Total Loan Fundings	$22,206	$25,149	$20,620	$23,273	$32,311	$35,845	$31,815

Loan Fundings in Units:
Consumer Markets Division	57,058	61,031	49,154	54,962	68,664	75,880	68,759
Wholesale Lending Division	28,887	29,638	22,685	27,880	39,820	42,114	34,247
Correspondent Lending Division	52,969	57,079	49,694	50,250	67,815	77,570	65,425

Total Mortgage Banking	138,914	147,748	121,533	133,092	176,299	195,564	168,431
Capital Markets	4,629	6,357	4,680	3,491	5,114	1,463	6,740
Treasury Bank (1)	13,257	16,861	14,681	16,760	23,351	21,909	21,779

Total Loan Fundings in Units	156,800	170,966	140,894	153,343	204,764	218,936	196,950

Loan Fundings:
Purchase (2)	$9,852	$12,115	$9,274	$9,226	$13,127	$13,883	$14,575
Non-purchase (2)	12,354	13,034	11,346	14,047	19,184	21,962	17,240

Total Loan Fundings	$22,206	$25,149	$20,620	$23,273	$32,311	$35,845	$31,815

Government Fundings	$1,370	$1,343	$1,161	$1,117	$1,530	$1,491	$1,235
ARM Fundings	$8,487	$9,679	$9,478	$10,293	$13,872	$15,739	$15,745
Home Equity Fundings	$1,620	$1,805	$1,564	$1,637	$2,088	$2,242	$2,272
Subprime Fundings	$2,029	$2,257	$2,009	$2,124	$2,759	$2,765	$3,044
LOAN SERVICING (3)
Volume	$631,470	$644,855	$657,541	$669,076	$682,848	$693,768	$706,943
Units	5,001,743	5,080,621	5,162,726	5,234,634	5,313,058	5,372,526	5,443,555
Subservicing Volume (4)	$13,671	$14,404	$15,871	$15,548	$15,307	$15,028	$15,289
Subservicing Units	157,785	159,357	166,923	163,190	166,514	163,842	163,931
Prepayments in Full	$11,403	$11,845	$9,387	$13,090	$18,317	$23,557	$17,593
Bulk Servicing Acquisitions	$144	$1,054	$3,706	$3,123	$2,349	$1,122	$1,563
Portfolio Delinquency - CHL (5)	3.90%	3.91%	3.71%	3.71%	3.20%	3.19%	3.49%
Foreclosures Pending - CHL (5)	0.43%	0.43%	0.43%	0.44%	0.42%	0.38%	0.36%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	YTD
LOAN PRODUCTION
Number of Working Days in the Period	22	21	22	21	21	21	232
Average Daily Loan Applications	$1,905	$2,006	$2,051	$2,098	$1,991	$2,010	$2,028
Mortgage Loan Pipeline (loans-in-process)	$47,317	$48,142	$50,024	$50,887	$51,990	$50,638
Loan Fundings:
Consumer Markets Division	$9,804	$8,841	$9,288	$9,164	$9,666	$10,183	$100,935
Wholesale Lending Division	5,913	5,376	6,102	5,881	6,236	6,775	65,856
Correspondent Lending Division	11,560	10,405	11,152	10,810	9,846	11,594	120,502

Total Mortgage Banking	27,277	24,622	26,542	25,855	25,748	28,552	287,293
Capital Markets	2,230	2,396	1,592	2,123	729	1,082	15,845
Treasury Bank (1)	2,496	2,686	2,988	3,020	2,740	1,734	25,138

Total Loan Fundings	$32,003	$29,704	$31,122	$30,998	$29,217	$31,368	$328,276

Loan Fundings in Units:
Consumer Markets Division	69,912	63,813	67,019	64,123	67,098	75,600	724,984
Wholesale Lending Division	33,270	30,710	34,422	32,818	33,390	37,491	368,847
Correspondent Lending Division	65,668	60,992	64,659	60,219	55,413	68,947	686,652

Total Mortgage Banking	168,850	155,515	166,100	157,160	155,901	182,038	1,780,483
Capital Markets	8,486	9,949	6,948	10,288	2,868	4,523	64,550
Treasury Bank (1)	26,627	26,236	28,829	28,736	28,081	8,862	245,851

Total Loan Fundings in Units	203,963	191,700	201,877	196,184	186,850	195,423	2,090,884

Loan Fundings:
Purchase (2)	$17,491	$17,541	$17,797	$17,001	$14,884	$15,154	$159,953
Non-purchase (2)	14,512	12,163	13,325	13,997	14,333	16,214	168,323

Total Loan Fundings	$32,003	$29,704	$31,122	$30,998	$29,217	$31,368	$328,276

Government Fundings	$1,119	$1,039	$961	$934	$832	$953	$12,372
ARM Fundings	$17,259	$17,021	$18,278	$21,026	$16,341	$16,422	$171,474
Home Equity Fundings	$2,787	$2,838	$3,056	$3,164	$3,036	$3,061	$27,745
Subprime Fundings	$3,745	$3,785	$4,275	$3,894	$3,276	$3,459	$35,135
LOAN SERVICING (3)
Volume	$726,227	$746,905	$765,342	$785,992	$805,922	$821,287
Units	5,547,050	5,668,620	5,773,837	5,889,950	6,018,496	6,113,193
Subservicing Volume (4)	$16,027	$16,843	$16,312	$17,861	$16,869	$17,421
Subservicing Units	163,396	172,602	169,665	174,079	171,273	174,875
Prepayments in Full	$14,945	$12,430	$13,232	$13,669	$14,336	$16,013	$166,569
Bulk Servicing Acquisitions	$1,634	$4,187	$4,626	$3,399	$8,241	$1,870	$35,820
Portfolio Delinquency - CHL (5)	3.48%	3.51%	3.57%	3.73%	3.92%	3.85%
Foreclosures Pending - CHL (5)	0.37%	0.37%	0.35%	0.35%	0.37%	0.41%

(more)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Nov-03	Dec-03	Jan-04	Feb-04	Mar-04	Apr-04	May-04
LOAN CLOSING SERVICES (units)
Credit Reports	420,843	405,336	533,055	547,704	738,113	626,142	574,524
Flood Determinations	173,044	172,325	188,682	195,380	277,958	246,580	214,494
Appraisals	44,475	47,004	44,146	51,425	69,074	65,975	58,912
Automated Property Valuation Services	314,886	319,220	333,803	356,077	439,015	473,601	456,663
Other	9,741	12,096	14,750	14,218	16,379	16,058	13,583

Total Units	962,989	955,981	1,114,436	1,164,804	1,540,539	1,428,356	1,318,176

CAPITAL MARKETS
Securities Trading Volume (6)	$196,586	$179,390	$192,618	$221,082	$276,738	$274,862	$292,116
BANKING
Assets Held by Treasury Bank (in billions)	$17.7	$19.4	$20.3	$21.8	$23.7	$24.9	$25.6
INSURANCE
Net Premiums Earned:
Carrier	$54	$51	$56	$52	$50	$50	$48
Reinsurance	13	13	12	13	12	13	13

Total Net Premiums Earned	$67	$64	$68	$65	$62	$63	$61

GLOBAL OPERATIONS
Global Home Loans Subservicing Volume (in billions)	$103	$106	$109	$112	$111	$108	$111
Workforce Head Count: (7)
Loan Originations	18,933	19,018	19,020	19,395	20,560	21,696	22,400
Loan Servicing	6,098	6,069	6,017	5,870	5,802	5,828	5,864
Loan Closing Services	841	820	914	925	899	938	993
Insurance	1,856	1,823	1,781	1,768	1,762	1,809	1,822
Capital Markets	476	477	484	491	494	513	517
Global Operations	1,997	1,981	1,899	1,948	1,993	1,961	1,965
Banking	800	803	799	819	845	888	956
Corporate Overhead & Other	3,282	3,307	3,347	3,366	3,389	3,441	3,529

Total Workforce Head Count	34,283	34,298	34,261	34,582	35,744	37,074	38,046

Period-end Rates
10-Year U.S. Treasury Yield	4.34%	4.27%	4.16%	3.99%	3.86%	4.53%	4.66%
FNMA 30-Year Fixed Rate MBS Coupon	5.41%	5.28%	5.19%	5.00%	4.94%	5.59%	5.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	631,763	630,223	677,931	657,661	660,351	634,685	6,912,152
Flood Determinations	239,522	243,241	265,888	239,230	237,386	235,665	2,584,026
Appraisals	59,839	62,732	74,314	78,118	77,388	80,253	722,176
Automated Property Valuation Services	480,364	467,030	480,329	463,760	477,592	508,451	4,936,685
Other	15,332	13,252	13,324	13,678	14,430	15,895	160,899

Total Units	1,426,820	1,416,478	1,511,786	1,452,447	1,467,147	1,474,949	15,315,938

CAPITAL MARKETS
Securities Trading Volume (6)	$314,599	$266,645	$240,678	$287,475	$239,128	$260,065	$2,866,006
BANKING
Assets Held by Treasury Bank (in billions)	$27.2	$28.6	$30.9	$33.9	$36.4	$38.8
INSURANCE
Net Premiums Earned:
Carrier	$51	$54	$51	$50	$54	$54	$570
Reinsurance	13	13	13	14	14	13	143

Total Net Premiums Earned	$64	$67	$64	$64	$68	$67	$713

GLOBAL OPERATIONS
Global Home Loans Subservicing Volume (in billions)	$110	$110	$109	$110	$112	$117
Workforce Head Count: (7)
Loan Originations	23,035	23,114	23,680	24,334	24,899	25,203
Loan Servicing	5,908	5,910	5,920	5,961	6,079	6,202
Loan Closing Services	1,019	1,049	1,072	1,100	1,113	1,123
Insurance	1,826	1,854	1,845	1,881	1,880	1,880
Capital Markets	529	540	554	559	566	564
Global Operations	1,955	1,929	1,942	1,935	1,949	1,877
Banking	1,003	1,015	1,083	1,164	1,184	1,213
Corporate Overhead & Other	3,660	3,814	3,889	4,001	4,033	4,102

Total Workforce Head Count	38,935	39,225	39,985	40,935	41,703	42,164

Period-end Rates
10-Year U.S. Treasury Yield	4.62%	4.50%	4.13%	4.14%	4.05%	4.36%
FNMA 30-Year Fixed Rate MBS Coupon	5.59%	5.48%	5.16%	5.23%	5.11%	5.27%

(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(2)	Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)	Includes loans held for sale, loans held for investment, and loans serviced under subservicing agreements for others.

(4)	Subservicing volume for other clients.

(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)	Includes trades with Mortgage Banking Division.

(7)	Workforce Head Count includes full-time employees, contract, and temporary help.

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